UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2019

Commission File Number: 001-36542
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TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware				46-4780940
(State or other jurisdiction of incorporation or organization)				(I. R. S. Employer Identification No.)
200 Liberty Street,	14th Floor	New York,	New York	10281
(Address of principal executive offices)				(Zip Code)

646-992-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TERP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 26, 2019, TerraForm Arcadia Holdings, LLC (“Buyer”), a Delaware limited liability company and a wholly-owned subsidiary of TerraForm Power, Inc. (together with its subsidiaries, the “Company”), completed the acquisition of an approximately 320 megawatt (“MW”) solar distributed generation portfolio in the United States (“Portfolio”) from subsidiaries of AltaGas Ltd., a Canadian corporation (“AltaGas”) for a total purchase price of $720 million plus a working capital adjustment. The acquisition was pursuant to a Membership Interest Purchase Agreement (“Purchase Agreement”) dated July 19, 2019, entered into by the Buyer and WGL Energy Systems, Inc., a Delaware corporation (“WGL”), and WGSW, Inc., a Delaware corporation (“WGSW” and together with WGL, “Sellers”), both subsidiaries of AltaGas (“Acquisition”). As required by the Purchase Agreement, the ownership of certain solar distributed generation projects (“Delayed Projects”) for which Sellers have not yet received required third party consents or have not completed construction will be transferred to the Company once such third party consents are received or construction is completed, subject to certain terms and conditions. The Delayed Projects represent fewer than 50 MW of the Portfolio’s aggregate nameplate capacity. During the interim period and until such consents are received, the Sellers will pass through to the Company the economics of such Delayed Projects. This description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 22, 2019.

Item 9.01 Financial Statement and Exhibits.

The Securities and Exchange Commission staff has granted the Company a waiver from the requirement under Rule 3-05 of Regulation S-X to file financial statements and pro forma financial information with respect to the Acquisition. Accordingly, the Company does not expect to file financial statements or pro forma financial information with respect to the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: October 2, 2019	By:	/s/ William Fyfe
	Name:	William Fyfe
	Title:	General Counsel